Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets	Goodwill and Other Intangible Assets
Goodwill by business segment was as follows:

(in thousands)	Local Media	National Media	Total

Gross balance as of December 31, 2016	$708,133	$58,385	$766,518
Accumulated impairment losses	(216,914)	(21,000)	(237,914)
Net balance as of December 31, 2016	491,219	37,385	528,604
Cracked impairment charge	—	(29,403)	(29,403)
Katz acquisition	—	209,572	209,572
Balance as of December 31, 2017	$491,219	$217,554	$708,773

Gross balance as of December 31, 2017	$708,133	$267,957	$976,090
Accumulated impairment losses	(216,914)	(50,403)	(267,317)
Net balance as of December 31, 2017	491,219	217,554	708,773
Katz acquisition adjustments	—	(5,812)	(5,812)
Triton acquisition	—	83,876	83,876
Balance as of December 31, 2018	$491,219	$295,618	$786,837

Gross balance as of December 31, 2018	$708,133	$346,021	$1,054,154
Accumulated impairment losses	(216,914)	(50,403)	(267,317)
Net balance as of December 31, 2018	491,219	295,618	786,837
Television stations acquisitions	435,726	—	435,726
Omny acquisition	—	5,336	5,336
Triton acquisition adjustment	—	(3,220)	(3,220)
Balance as of December 31, 2019	$926,945	$297,734	$1,224,679

Gross balance as of December 31, 2019	$1,143,859	$348,137	$1,491,996
Accumulated impairment losses	(216,914)	(50,403)	(267,317)
Net balance as of December 31, 2019	$926,945	$297,734	$1,224,679
Other intangible assets consisted of the following:

	As of December 31,
(in thousands)	2019	2018

Amortizable intangible assets:
Carrying amount:
Television network affiliation relationships	$616,244	$248,444
Customer lists and advertiser relationships	104,300	93,100
Other	102,956	82,193
Total carrying amount	823,500	423,737
Accumulated amortization:
Television network affiliation relationships	(82,917)	(62,020)
Customer lists and advertiser relationships	(42,012)	(31,323)
Other	(23,811)	(11,703)
Total accumulated amortization	(148,740)	(105,046)
Net amortizable intangible assets	674,760	318,691
Indefinite-lived intangible assets — FCC licenses	385,915	157,215
Total other intangible assets	$1,060,675	$475,906
On April 4, 2019, we acquired assets from an independent station in Stuart, Florida, for $23.6 million in cash. The value attributed to the acquired FCC license totaled $19.2 million and $4.1 million of value was attributed to other intangible assets.

In 2018, we recognized other intangible assets of $5.8 million related to the acquisition of cable and satellite carriage rights for the launch of our Newsy cable network. These rights are amortized over the life of the respective carriage agreement.
Estimated amortization expense of intangible assets for each of the next five years is $56.9 million in 2020, $54.8 million in 2021, $49.8 million in 2022, $44.7 million in 2023, $42.9 million in 2024 and $425.7 million in later years.
Goodwill and indefinite-lived intangible assets are tested for impairment annually and any time events occur or conditions change that would indicate it is more likely than not the fair value of a reporting unit is below its carrying value. Such indicators of impairment include, but are not limited to, changes in business climate or other factors resulting in low cash flow related to such assets. If the fair value is less than the carrying value of the reporting unit then an impairment of goodwill exists and an impairment charge is recorded for the difference between the carrying value of the reporting unit and its estimated fair value, not to exceed the carrying value of the goodwill.

The slower development of our original operating model created indications of impairment of goodwill as of September 30, 2017 for Cracked.

Under the process required by GAAP, we estimated the fair value of Cracked. The fair value was determined using a combination of discounted cash flow approach, which estimated fair value based upon future revenues, expenses and cash flows discounted to their present value, and a market approach, which estimated fair value using market multiples of various financial measures compared to a set of comparable public companies. The discounted cash flow approach utilized unobservable factors, such as projected revenues and expenses and a discount rate applied to the estimated cash flows. The determination of the discount rate was based on a cost of capital model, using a risk-free rate, adjusted by a stock-beta adjusted risk premium and a size premium. The inputs to the nonrecurring fair value determination of our reporting units are classified as Level 3 fair value measurements under GAAP.

The valuation methodology and underlying financial information used to determine fair value requires significant judgments to be made by management. These judgments include, but are not limited to, long-term projections of future financial performance and the selection of appropriate discount rates used to determine the present value of future cash flows. Changes in such estimates or the application of alternative assumptions could produce significantly different results.
We concluded that the fair value of Cracked did not exceed its carrying value as of September 30, 2017. Based upon our valuations, we recorded a $29.4 million non-cash impairment charge in 2017 to reduce the carrying value of goodwill and $6.3 million to reduce the value of intangible assets.